Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories	Inventories

	At December 31,
	2023	2024	2025
	(in thousands)
Components	$4,706	$2,445	$3,472
Finished goods	4,559	3,679	4,019
Total inventories at cost	$9,265	$6,124	$7,491
Provision for slow-moving or damaged components	$1,065	$1,468	$1,791
Provision for slow-moving or damaged finished goods	1,865	1,782	1,767
Total provision for slow-moving or damaged inventory	$2,930	$3,250	$3,558
Components, net	$3,641	$977	$1,681
Finished goods, at the lower of cost and net realizable value	2,694	1,897	2,252
Total net inventories	$6,335	$2,874	$3,933
The provisions for slow-moving or damaged inventory are related to units either damaged or in excess of the units needed to serve the expected demand for identified customers and projects. The Company also recorded expenses related to certain components whose lead-times increased due to COVID-19 and other supply chain constraints. Some components ultimately were not used in production and expired, resulting in a provision. In the year ended December 31, 2023, the Company recorded an expense of $126,000 and some components were physically scrapped resulting in a provision reversal of $104,000. In the year ended December 31, 2024, some components were sold resulting in a provision reversal of $8,000. In the year ended December 31, 2025, the Company recorded an expense of $1,111,000 related to a provision for slow-moving inventory and some components and finished goods were physically scrapped resulting in a provision reversal of $803,000. At December 31, 2025, the amount of $3,558,000 in depreciation is related to finished goods and components in excess of the units needed to serve the expected demand for identified customers and projects.